Note 16	9 Months Ended
Jul. 31, 2012
Income Tax Disclosure [Text Block]
16.  The total income tax benefit was $35.3 million for the nine months ended July 31, 2012 primarily due to the reversal of reserves for uncertain state tax positions that we have determined have been effectively settled.

Deferred federal and state income tax assets primarily represent the deferred tax benefits arising from temporary differences between book and tax income which will be recognized in future years as an offset against future taxable income. If the combination of future years’ income (or loss) and the reversal of the timing differences results in a loss, such losses can be carried forward to future years. In accordance with ASC 740, we evaluate our deferred tax assets quarterly to determine if valuation allowances are required.  ASC 740 requires that companies assess whether valuation allowances should be established based on the consideration of all available evidence using a “more likely than not” standard.  Given the continued downturn in the homebuilding industry during 2010, 2011 and 2012, resulting in additional inventory and intangible asset impairments, we are in a three-year cumulative loss position as of July 31, 2012.  According to ASC 740, a three-year cumulative loss is significant negative evidence in considering whether deferred tax assets are realizable.  Our valuation allowance for deferred taxes amounted to $909.1 million and $899.4 million at July 31, 2012 and October 31, 2011, respectively.  The valuation allowance increased during the nine months ended July 31, 2012 primarily due to additional reserves recorded for the federal and state tax benefits related to the losses incurred during the period.